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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2008

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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           Kansas                       1-04721                 48-0457967
  (State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)


       6200 Sprint Parkway, Overland Park, Kansas             66251
        (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 22, 2008, Ralph V. Whitworth sent a letter to James H. Hance, Jr., the Chairman of the Board of Directors of Sprint Nextel Corporation ("Sprint Nextel"), stating that, because of the need to turn his attention to other business matters, he has decided to resign from the Board of Directors effective October 23, 2008. In his letter, Mr. Whitworth conveyed to the members of the Sprint Nextel Board his best regards and appreciation for the opportunity to have served with them.

(d) On October 23, 2008, the Board of Directors of Sprint Nextel appointed a new independent director, Sven-Christer Nilsson, with the appointment to be effective as of November 10, 2008. The Board will determine what Committees
Mr. Nilsson will serve on once his appointment is effective.

     A copy of the press release issued by Sprint Nextel on October 24, 2008 announcing the appointment of Mr. Nilsson and the resignation of Mr. Whitworth is included as Exhibit 99.1 to this report and incorporated herein by reference.



Item 9.01         Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed with this report:


Exhibit No.        Description

99.1 Press Release Announcing Mr. Nilsson's Appointment to and Mr. Whitworth's Resignation from Sprint Nextel's Board of Directors


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPRINT NEXTEL CORPORATION



Date: October 24, 2008                         /s/ Timothy O'Grady
                                                   -----------------
                                             By:   Timothy O'Grady
                                                   Assistant Secretary


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                                  EXHIBIT INDEX


Number         Exhibit

99.1 Press Release Announcing Mr. Nilsson's Appointment to and Mr. Whitworth's Resignation from Sprint Nextel's Board of Directors